UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   APRIL 19, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                1-10024                                  36-0767530
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        (Commission File Number)               (IRS Employer Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                    10020
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(Address of Principal Executive Offices)                  (Zip Code)


                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |X|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE CONTRACT.

                  On April 19, 2005, BKF Capital Group, Inc. ("Holdco") and Levin Management Co., Inc. ("Subsidiary," together with Holdco, the "Company"), entered into a letter agreement relating to certain employment arrangement (the "Letter Agreement") with Messrs. Frank Rango and Henry Levin (each, a "Manager"), two senior portfolio managers of the Company.

                  The term of each Manager's employment under the Letter Agreement is January 1, 2005 through March 31, 2006 (the "Term"). The Letter Agreement provides that (A) if a Manager is employed by the Company as of December 31, 2005 (even if notice of his resignation has been given), or if a Manager is terminated by the Company without Cause (as defined in Exhibit B to the Letter Agreement) prior to such date, such Manager shall receive as his total compensation for 2005 50% of the Incentive Pool for 2005 (as defined in and payable in accordance with Exhibit A to the Letter Agreement); (B) each Manager shall, during his employment, receive a non-refundable base draw (the "Base Draw") at an annual rate of $800,000, payable no less frequently than monthly; (C) any Manager whose employment is terminated prior to December 31, 2005 by the Company for Cause shall receive his Base Draw accrued through the date of such termination, but shall not otherwise be allocated any portion of the Incentive Pool for calendar year 2005; (D) if a Manager's employment is terminated without Cause, such Manager shall (in addition to his entitlement to 50% of the Incentive Pool for calendar year 2005 under clause (A) above), be entitled to a lump-sum payment equal to (i) $4 million if terminated on or prior to July 1, 2005, (ii) $3 million if terminated after July 1, 2005 and on or prior to October 1, 2005, and (iii) $2 million if terminated after October 1, 2005 and on or prior to the conclusion of the Term. This payment shall not reduce the amount of the Incentive Pool payments payable to the other Manager;
(E) during the Term, a Manager shall remain entitled to any additional benefits due under the applicable terms of any applicable plan, program, corporate governance document, agreement, or arrangement of either Company or any of their affiliates; (F) each Manager shall be entitled to the indemnification and director and officer insurance protections set forth in Exhibit C to the Letter Agreement; and (G) neither Manager shall be subject to any contractual, or similar, post-employment restrictions on his activities following termination of his employment with the Company for any reason.

                  The Letter Agreement also provides that (A) compensation of all employees who were members of the event-driven group during any portion of 2005 except Messrs. Rango and Levin ("Team Members") and product-related expenditures for the event-driven group shall be determined by the Managers consistent with past practice; provided, however, that compensation of Team Members may not exceed 67% of (i) the revenues generated by the event-driven group less (ii) all internal and external marketing commissions; and (B) if both Managers remain employed prior to full payment of compensation to the Team Members for 2005 but they do not agree on the amounts of such payments to be made to the Team Members, then the Compensation Committee of Holdco's board of directors shall determine the compensation to be paid to the Team Members. If the employment of one Manager (but not both Managers) terminates for any reason prior to full payment of compensation to the Team Members for 2005, then the other Manager (if still employed) shall have full authority to act under clauses
(A) and (B) of this paragraph. In the event that neither Manager is employed at the time full payment of compensation to the Team for 2005 is due, then the compensation of Team Members (other than the Managers) shall be set at 50% of the revenues generated by the event-driven group in respect of the 2005 year.

                  A copy of the Letter Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

                  The Letter Agreement between the Company and Messrs. Frank Rango and Henry Levin reflects the economic and business understanding between the Company and the two senior portfolio managers responsible for the Company's largest alternative investment strategy.

                    The terms reflect the reality that alternative investment strategies are especially dependent on their lead portfolio managers and that established portfolio managers have the opportunity to establish their own investment management firms. Arrangements designed to retain key investment personnel must take these factors into account, and in this case the economic interest of the Senior Portfolio Managers in the investment strategies is designed to provide them with incentives comparable to those available to business owners. Prior to the approval of this agreement, the board of directors engaged a compensation consultant to review the economic terms of the arrangement, and the economic terms were approved on the basis of the consultant's findings.

                  In addition, with respect to the Company and Messrs. Rango and Levin in particular, it should be noted that the event driven group produced approximately 46% of the Company's total fees over the past three years and has generated a significant portion of the Company's free cash flow over this same period. It should also be noted that Messrs. Rango and Levin, as co-Senior Portfolio Managers, have equal economic interests in the event driven strategies and have had equal interests since before the Company became a public operating company.

                  The Board of Directors of the Company believes that entering into a formal employment arrangement that secures for 2005, but does not increase, the existing economic terms with respect to the event-driven strategies is in the best interests of the Company and its stockholders.

                  THE COMPANY AND ITS DIRECTORS AND CERTAIN OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS. ADDITIONAL INFORMATION WITH RESPECT TO THOSE DIRECTORS AND CERTAIN OFFICERS AND THEIR OWNERSHIP OF THE COMPANY'S STOCK IS SET FORTH IN THE PRELIMINARY PROXY STATEMENT RELATING TO THE 2005 ANNUAL MEETING OF STOCKHOLDERS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 6, 2005.

                  STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ, WHEN AVAILABLE, THE COMPANY'S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMPANY'S SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PARTIES MAY OBTAIN FREE OF CHARGE COPIES OF THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET WEBSITE AT WWW.SEC.GOV. WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ALSO MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE COMPANY AT ONE ROCKEFELLER PLAZA, 19TH FLOOR, NEW YORK, NEW YORK 10020 OR BY CALLING (800) BKF-1981.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
-------           -----------

10.1 Letter Agreement between the Company and Frank Rango and Henry Levin, dated April 19, 2005.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 22, 2005

                                             BKF CAPITAL GROUP, INC.


                                             By: /s/ Norris Nissim
                                                 ------------------------------
                                                 Name:  Norris Nissim
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                                INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
-------           -----------

10.1 Letter Agreement between the Company and Frank Rango and Henry Levin, dated April 19, 2005.